Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of DXI Energy Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Matheson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Matheson
David Matheson
Chief Financial Officer
Principal Accounting and Financial Officer
April 16, 2018

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the annual report or as a separate disclosure document.

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